UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 18, 2023 (April 13, 2023)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 13, 2023, Dow Inc. (“Dow” or the “Company”) held its 2023 Annual Meeting of Stockholders (“2023 Meeting”). As of the close of business on February 15, 2023, the record date for the 2023 Meeting, 707,988,709 shares of the Company’s common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote. A total of 583,077,512 shares of common stock were voted in person or by proxy, representing 82.4% of the shares entitled to be voted and constituting a quorum. Abstentions and broker non-votes were included in determining the presence of a quorum at the 2023 Meeting.

The Company’s Bylaws prescribe the voting standard for election of Directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of Directors to be elected. Agenda Items must receive more for votes than against votes in order to be approved. Abstentions and broker non-votes were not counted and did not have an effect on the outcome of any matter except with respect to Agenda Item 3 (collectively, the “Voting Standard”).

Summary of Final Voting Results of the 2023 Annual Meeting.

The following is a summary of the final voting results on the matters considered and voted upon at the 2023 Meeting, all of which are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 3, 2023 (the “Proxy Statement”).

In accordance with the Voting Standard, stockholders voted in favor of Agenda Item 1 (Election of Directors), with each of the twelve Director nominees named in the Proxy Statement receiving votes in favor of their election in the range of 93-98%. Stockholders voted in favor of each of the management proposals, as Agenda Item 2 (Advisory Resolution to Approve Executive Compensation) received 91% of the votes cast in favor of the resolution and Agenda Item 3 (Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023) received 95% of the votes cast in favor of the resolution. Stockholders voted against each of the stockholder proposals, as Agenda Item 4 (Stockholder Proposal—Independent Board Chairman) received 74% of the votes cast against the resolution and Agenda Item 5 (Stockholder Proposal—Single-Use Plastics Report) received 70% of the votes cast against the resolution. All percentages set forth above are rounded to the nearest whole number. Details of the final voting results are set forth below.

The following are the detailed final voting results on each of the matters considered and voted upon at the 2023 Meeting, all of which are described in the Proxy Statement.

Agenda Item 1: Election of Directors.

The Company’s stockholders elected the following twelve nominees to serve on the Board of Directors of the Company (the “Board”) until the 2024 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	443,433,466	19,817,744	2,146,710	117,679,592
Gaurdie E. Banister Jr.	450,326,701	12,553,039	2,518,180	117,679,592
Wesley G. Bush	453,075,487	10,155,564	2,166,869	117,679,592
Richard K. Davis	450,790,757	12,480,284	2,126,879	117,679,592
Jerri DeVard	453,605,798	9,359,154	2,432,968	117,679,592
Debra L. Dial	455,361,089	7,750,955	2,285,876	117,679,592
Jeff M. Fettig	431,507,379	31,766,901	2,123,640	117,679,592
Jim Fitterling	435,945,613	26,374,811	3,077,496	117,679,592
Jacqueline C. Hinman	434,731,075	28,683,558	1,983,287	117,679,592
Luis Alberto Moreno	449,493,257	13,675,828	2,228,835	117,679,592
Jill S. Wyant	450,641,984	12,435,974	2,319,962	117,679,592
Daniel W. Yohannes	454,096,208	8,838,911	2,462,801	117,679,592

Agenda Item 2: Advisory Resolution to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement. The Company’s stockholders voted at the 2020 Annual Meeting of Stockholders for a one-year frequency of future advisory votes to approve executive compensation. The next advisory vote will occur at the 2024 Annual Meeting of Stockholders.

For	Against	Abstain	Broker Non-Votes
419,239,496	42,081,946	4,076,478	117,679,592

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain	Broker Non-Votes
553,654,217	27,224,130	2,199,165	0

Agenda Item 4: Stockholder Proposal - Independent Board Chairman.

The Company’s stockholders did not approve the stockholder proposal for independent board chairman.

For	Against	Abstain	Broker Non-Votes
121,283,404	339,865,422	4,249,094	117,679,592

Agenda Item 5: Stockholder Proposal - Single-Use Plastics Report.

The Company’s stockholders did not approve the stockholder proposal for a single-use plastics report.

For	Against	Abstain	Broker Non-Votes
138,722,707	320,050,613	6,624,600	117,679,592

Item 7.01 Regulation FD Disclosure

On April 13, 2023, the Company issued a press release announcing the preliminary results from the 2023 Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other

Board Leadership Structure

The Board elected Richard K. Davis to serve as Lead Director effective April 13, 2023, until the first Board meeting following the 2024 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

The Board then elected the following directors to serve on the designated committees of the Board effective April 13, 2023, until the first Board meeting following the 2024 Annual Meeting of Stockholders or until a successor is duly elected and qualified:

Audit Committee: Wesley G. Bush, Richard K. Davis, Jerri DeVard, Debra L. Dial and Daniel W. Yohannes were elected as members of the Audit Committee of the Board. Richard K. Davis was elected the Chair of the Committee.

Compensation and Leadership Development Committee: Samuel R. Allen, Gaurdie E. Banister Jr., Jeff M. Fettig, Jacqueline C. Hinman, Luis Alberto Moreno and Jill S. Wyant were elected as members of the Compensation and Leadership Development Committee of the Board. Jeff M. Fettig was elected the Chair of the Committee.

Corporate Governance Committee: Samuel R. Allen, Wesley G. Bush, Richard K. Davis, Jeff M. Fettig and Jacqueline C. Hinman were elected as members of the Corporate Governance Committee of the Board. Samuel R. Allen was elected the Chair of the Committee.

Environment, Health, Safety & Technology Committee: Gaurdie E. Banister Jr., Wesley G. Bush, Jerri DeVard, Debra L. Dial, Jacqueline C. Hinman, Luis Alberto Moreno, Jill S. Wyant and Daniel W. Yohannes were elected as members of the Environment, Health, Safety & Technology Committee of the Board. Jacqueline C. Hinman was elected the Chair of the Committee.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

99.1	Press release issued by Dow on April 13, 2023.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: April 18, 2023

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary